UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 19, 2022

(Date of earliest event reported)

U.S. BANCORP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-6880	41-0255900
(Commission file number)	(IRS Employer Identification No.)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of principal executive offices, including zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	USB	New York Stock Exchange
Depositary Shares (each representing 1/100th interest in a share of Series A Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrA	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series B Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrH	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series K Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrP	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series L Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrQ	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series M Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrR	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series O Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrS	New York Stock Exchange
0.850% Medium-Term Notes, Series X (Senior), due June 7, 2024	USB/24B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

U.S. Bancorp (the “Company”) held its 2022 annual meeting of shareholders on Tuesday, April 19, 2022. Shareholders considered three proposals at the meeting, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 8, 2022 (the “Proxy Statement”). The final voting results are reported below.

Proposal 1: Election of twelve directors to serve for a one-year term until the 2023 annual meeting of shareholders.

The Company’s shareholders elected each of the twelve nominees for director, and the voting results are set forth below:

Name	For	Against	Abstentions	Broker Non-Votes
Warner L. Baxter	1,125,591,678	7,303,898	2,893,531	154,756,956
Dorothy J. Bridges	1,128,022,159	4,925,798	2,841,150	154,756,956
Elizabeth L. Buse	1,128,320,556	4,736,900	2,731,651	154,756,956
Andrew Cecere	1,082,761,918	49,581,176	3,446,013	154,756,956
Kimberly N. Ellison-Taylor	1,127,426,541	5,554,832	2,807,734	154,756,956
Kimberly J. Harris	1,007,563,204	109,590,921	18,634,982	154,756,956
Roland A. Hernandez	1,115,759,869	17,080,078	2,949,160	154,756,956
Olivia F. Kirtley	1,085,378,868	47,705,517	2,704,722	154,756,956
Richard P. McKenney	1,118,010,499	14,828,010	2,950,598	154,756,956
Yusuf I. Mehdi	1,128,172,268	4,587,492	3,029,347	154,756,956
John P. Wiehoff	1,125,897,522	6,972,533	2,919,052	154,756,956
Scott W. Wine	1,120,284,265	12,511,657	2,993,185	154,756,956

Proposal 2: Ratification of the selection of Ernst & Young LLP as the Company’s independent auditor for the 2022 fiscal year.

The Company’s shareholders ratified the selection of Ernst & Young LLP, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
1,261,540,621	25,774,612	3,230,830	—

Proposal 3: Advisory vote to approve the compensation of the Company’s executive officers as disclosed in the Proxy Statement.

The Company’s shareholders gave advisory approval of the compensation of the Company’s executive officers as disclosed in the Proxy Statement, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
1,049,236,410	79,268,164	7,284,533	154,756,956

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By:	/s/ James L. Chosy
James L. Chosy
Senior Executive Vice President and General Counsel

Date: April 21, 2022

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